1 WSFS Financial Corporation 2Q 2024 Earnings Release Supplement July 2024 Exhibit 99.2

2 Forward Looking Statements & Non-GAAP Forward Looking Statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward- looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including the impacts related to or resulting from bank failures and other economic and industry volatility, including potential increased regulatory requirements and costs and potential impacts to macroeconomic conditions, the uncertain effects of geopolitical instability, armed conflicts, public health crises, inflation, interest rates and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company’s Form 10-K for the year ended December 31, 2023, and Form 10-Q for the quarter ended March 31, 2024, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures include Core Earnings Per Share (“EPS”), Core Net Income, Core Efficiency ratio, Pre-provision Net Revenue (“PPNR”), Core PPNR, PPNR to average assets ratio, Core PPNR to average assets ratio, Core Return on Assets (“ROA”), core net interest income, Core Net Interest Margin (“NIM”), Tangible Common Equity (“TCE”), tangible assets, Return on Tangible Common Equity (“ROTCE”), Core ROTCE, Core Fee Revenue, Core Fee Revenue ratio, net tangible income, tangible common book value (“TBV”), TBV excluding AOCI, coverage ratio including the remaining credit marks, and Effective AOCI. The Company’s management believes that these non-GAAP measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes that investors may use these non-GAAP measures to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. This non-GAAP data should be considered in addition to results prepared in accordance with GAAP, and is not a substitute for, or superior to, GAAP results. For a reconciliation of these non-GAAP measures to their comparable GAAP measures, see the Appendix. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders.

Financial Highlights

$ in millions (except per share amounts)	Reported 2Q24	Reported 1Q24	Core[1] 2Q24	Core[1] 1Q24
EPS	$1.16	$1.09	$1.08	$1.11
ROA	1.34%	1.28%	1.25%	1.31%
Net Income[2]	$69.3	$65.8	$64.8	$67.3
PPNR %[1]	2.13%	1.98%	2.02%	2.02%
ROTCE[1]	20.08%	18.76%	18.83%	19.19%
NIM	3.85%	3.84%	3.85%	3.84%
Fee Revenue %[3]	34.4%	30.2%	33.0%	30.3%
Efficiency Ratio	58.5%	59.3%	59.8%	58.6%
ACL Ratio[4]	1.51%	1.48%	1.51%	1.48%
Bank CET1	13.07%	14.00%	13.07%	14.00%

2Q 2024 Highlights:

- Core Fee Revenue[1] of $86mm; grew 13% quarter-over-quarter
  - Cash Connect®, Wealth and Trust, Capital Markets, and Mortgage all with double-digit linked quarter increases
- Gross Loans increased $189mm or 6% (annualized)
  - Driven by growth in C&I and Consumer with migration of Construction to CRE
- Customer Deposits increased $104mm or 3% (annualized)
  - Noninterest deposits increased $130mm driven by short-term Trust deposits
- NIM of 3.85%; reflects increasing loan yields mostly offset by higher deposit costs
- Asset quality metrics remain stable

[1] These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information.
[2] Excludes net income that is attributable to noncontrolling interest
[3] Tax-equivalent
[4] ACL Ratio excludes HTM securities

3

4 $15 $19 $19 $17 $17 $20 $21 $23 $26 $31 $32 $33 $36 $33 $38 $67 $73 $78 $76 $86 $- $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Co re F ee R ev en ue ( $m m )2 Banking Cash Connect Wealth Management3 Core Fee Revenue1 33% Core Fee Revenue ratio with continued substantial growth opportunities 1 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information. 2 Tax-equivalent basis 3 Banking includes deposit service charges, SBA loan sales, loan and lease fees, credit and debit revenue, capital markets, mortgage, and other banking related fees Wealth Management: • Private Wealth Management benefited from seasonal recognition of tax service fees • Institutional Services increased due to account-based fees from new business and increases in assignment and bankruptcy fees • Bryn Mawr Trust Company of Delaware grew from increased activity and account growth Cash Connect®: • Captured market share from a major competitor exiting the space and a Customer’s shift to higher margin services Banking: • Capital Markets and Mortgage with double- digit growth in fees quarter-over-quarter ®

5 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 1.16% 1.38% 1.62% 1.79% 1.89% 1.40% 1.59% 1.83% 1.99% 2.09% 6.69% 6.81% 6.92% 6.95% 7.03% 2.0% 4.0% 6.0% 8.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 Lo an Y ie ld (% ) Cu st om er D ep os it Co st (% ) Total Deposit Cost Total Funding Cost Total Loans Ex PAA Yield Deposit Betas3 Net Interest Margin Trends Favorable funding cost and competitive beta while generating profitable loan relationships Average Deposit Cost and Loan Yield 1 Includes non-interest and interest-bearing; interest-bearing deposits include demand, money market, savings, and customer time deposits 2 Average total loans yield excludes PAA 3 Deposit betas are cumulative customer deposits for the current cycle 21 4.11% 4.08% 3.99% 3.84% 35% 39% 44% 47% 50% 23% 27% 31% 34% 35% 0% 15% 30% 45% 60% 75% 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 De po sit B et a Interest-bearing Dep Beta Total Dep Beta 3.85%

6 Deposit Highlights • $104mm (3% annualized) increase in ending Customer Deposits • Driven by $130mm in noninterest deposits (primarily from short-term Trust) and $89mm in time deposits • 1.89% total average Customer Deposit cost; 35% total deposit beta • 30% average noninterest deposits • 51% of Customer Deposits are from non-Consumer business lines Resilient deposit base with competitive pricing and diversified funding mix Average Total Customer Deposit Mix 10% 10% 11% 11% 12% 37% 39% 40% 42% 41% 19% 18% 18% 17% 17% 34% 33% 31% 30% 30% 0% 20% 40% 60% 80% 100% 2Q23 3Q23 4Q23 1Q24 2Q24 Noninterest Interest-bearing Savings/MM Time ($ in millions) Jun 2024 Mar 2024 Jun 2023 QoQ $ Growth Annualized % Growth Noninterest Demand $4,783 $4,653 $5,462 $130 11% Interest-bearing Demand 2,812 2,856 2,969 (44) (6%) Savings 1,537 1,577 1,815 (40) (10%) Money Market 5,175 5,206 4,375 (31) (2%) Total Core Deposits $14,307 $14,292 $14,621 $15 0% Customer Time Deposits 1,984 1,895 1,640 89 19% Total Customer Deposits $16,291 $16,187 $16,261 $104 3% EOP Deposits by Product - 2Q24 vs 1Q24 Consumer 49% Commercial 24% Small Business 13% Trust 6% Wealth 7% Other 1% Average Customer Deposits By Business Line

Loan Portfolio Highlights

6% annualized gross loan growth across Commercial and Consumer portfolios

EOP Loans - 2Q24 vs 1Q24					
($ in millions)	**Jun 2024**	**Mar 2024**	**Jun 2023**	**QoQ $ Growth**	**Annualized % Growth**
C & I Loans[2]	$4,599	$4,489	$4,533	$110	10%
Commercial Mortgages (CRE)	4,035	3,877	3,553	158	16%
Construction Loans	879	1,056	955	(177)	(67%)
Commercial Leases	644	634	590	10	6%
Total Commercial Loans	**$10,157**	**$10,056**	**$9,631**	**$101**	**4%**
Residential Mortgage (HFS/HFI)	936	888	847	48	22%
Consumer Loans	2,106	2,066	1,905	40	8%
Total Gross Loans	**$13,199**	**$13,010**	**$12,383**	**$189**	**6%**



Commercial Portfolio: New Net Loan Fundings ($mm)[1]
$600
$400
$200
-
$(200)
$(400)
$(600)
$376
$442
$400
$326
$364
($491)
($289)
($379)
($241)
($285)
2Q23
3Q23
4Q23
1Q24
2Q24
New Loans Fundings
Paydown/Payoffs

- Commercial: Growth driven by C&I originations; migration of Construction to CRE
  - Line utilization to 39.3%, up from 38.3% last quarter
- Consumer: Driven by $48mm increase in Spring EQ loans, partially offset by $28mm decline in Upstart loans
  - Residential mortgage retained certain loans based on favorable yields and relationship opportunities
  - Upstart portfolio stands at $190mm and is expected to continue to decline going forward

[1] Includes new loans, existing new funding, paydowns, payoffs, and prior Commercial runoff portfolios. Excludes reclasses, HFS, purchase accounting mark/unearned changes, and Commercial leases

[2] C&I loans includes Owner-Occupied Real Estate

7

8 3 Commercial Loan Composition1 1 As defined by the North American Industry Classification System (NAICS) 2 Based on the underlying real estate collateral 3 Concentration limits are based on relationship exposure, and Tier-1 + ACL; as of June 30, 2024 2 Highly diversified C&I, Owner-Occupied, CRE, and Construction Portfolios C&I and Owner-Occupied1 $4.6 billion CRE and Construction2 $4.9 billion Hotels, 12% Other Services (except Public Admin), 11% Healthcare & Social Assistance, 9% Construction, 9% Manufacturing, 7% Real Estate Rental and Leasing, 6% Retail Trade, 7% Finance & Insurance, 8% Professional, Science & Tech., 5% Food Services, 5% Wholesale Trade, 4% Other, 17% Retail, 26% Residential Multifamily, 29% Office5, 14% Flex, Warehouse, Self-Storage, General Industrial, 10% Residential 1-4, 11% Special Use & Other, 8% Medical Office, 2% • 22 distinct concentration limits3 • All in compliance • House limit of $100mm • No relationships > limit • 15 relationships over $50mm4; • <8% gross loans • CRE & Const./Tier 1 Capital + ACL: 211% • CRE & Const.: 37.2% of gross loans • Office5: 5.1% of gross loans • Multifamily: 11.0% of gross loans • Construction: 6.7% of gross loans Concentration Statistics 4 Based on relationship’s outstanding balances 5 Office portfolio excludes Medical Office CRE/Construction

9 Stable Asset Quality Metrics Problem Assets Nonperforming Assets Delinquencies Net Charge-offs $465 $543 $556 $573 $629 3.76% 4.27% 4.34% 4.41% 4.76% 0.0% 1.2% 2.4% 3.6% 4.8% 6.0% $300 $400 $500 $600 $700 $800 2Q23 3Q23 4Q23 1Q24 2Q24 M ill io ns Problem Assets % of Gross Loans $73 $111 $102 $105 $89 0.59% 0.87% 0.80% 0.81% 0.68% 0.0% 0.3% 0.6% 0.9% 1.2% 1.5% $0 $25 $50 $75 $100 $125 $150 $175 $200 2Q23 3Q23 4Q23 1Q24 2Q24 M ill io ns Delinquencies % of Gross Loans $8 $8 $10 $10 $9 $5 $6 $5 -$1 $5 0.43% 0.45% 0.46% 0.27% 0.44% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% $0 $4 $8 $12 $16 $20 2Q23 3Q23 4Q23 1Q24 2Q24 M ill io ns Upstart/NewLane Other % of Avg. Gross Loans $34 $58 $76 $67 $65 0.16% 0.29% 0.37% 0.33% 0.32% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% $0 $20 $40 $60 $80 $100 2Q23 3Q23 4Q23 1Q24 2Q24 M ill io ns Nonperforming Assets % of Total Assets

10 $0.0 $0.1 $0.2 $0.3 $0.4 $0.5 2H24 2025 2026 2027 2028 Bi lli on s Volume of Maturing CRE Loans by Industry Office Multi-Family Industrial/Flex Retail Single Family Other CRE and Select Portfolios 1 Inclusive of Construction 2 Office CRE portfolio excludes $98.0mm ($102.2mm exposure) of Medical Office CRE/Construction 3 Central Business District CRE Portfolio: • Granular with an average loan of $1.2mm; 11 relationships over $50mm • ~80% of the portfolio effectively has a fixed rate (40% of the portfolio fixed with ~67% of variable rates swapped) • ~9% of the portfolio is maturing in 2024; 50% of loans mature post-2028 • Continually reviewing all $2.5mm+ loans maturing in the next 24 months • Less than $50mm of loans in 2024 and $80mm in 2025 have a DSCR below 1.05x in a 7.50% rate scenario; proactively addressing all maturing loans • $670mm with $701mm exposure2; 5.1% of gross loans • $1.8mm average loan size • 77% Suburban and 23% Urban; 8% of Office is in CBD3 • 14 loans over $10mm; 3 loans >$20mm (largest ~$27mm) • Average LTV of ~60% at origination • 0% DLQ; <1% NCO; <1% NPA; 12% problem loans • 82% with recourse Office Portfolio1 • $1.4b with $1.8b exposure; 11.0% of gross loans • $3.1mm average loan size • 51% Suburban and 49% Urban; 6% of CRE Multi-Family is in CBD3 • 20 loans over $20mm; largest loan ~$35mm • Average LTV of ~56% at origination • <1% DLQ; 0% NCO; <1% NPA; 4% problem loans • 86% with recourse Multifamily Portfolio1 8.8% 11.5% 8.1% 10.4% 11.3% Portfolio Maturity %

11 ACL Ratio $165 $175 $185 $195 $205 $215 3/31/2024 Economic Impact Net Loan Growth Migration / Other 6/30/2024 2Q 2024 ACL ($mm) $9 ($10) $198 $6 1 This is a non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information 2 Source: Oxford Economics as of June 2024 ACL Overview ACL and Coverage Ratio by Segment 2Q 2024 ACL Commentary 1.51% • ACL coverage ratio of 1.51%; 1.67% including estimated remaining credit mark on acquired loan portfolios1 • Increase driven by higher ACL provision related to CRE • CRE Office portfolio ACL of 3.22% • FY GDP forecast of 2.4% in 2024 and 1.8% in 20252 • FY Unemployment forecast of 3.9% in 2024 and 4.1% in 20252 1.48% 1.29% 2.08% 1.51% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2Q20 2Q21 2Q22 2Q23 2Q24 ACL % By Portfolio and Total3 Commercial Consumer and Leasing Total ACL%5 3 Percentages are over amortized cost of loans and leases (excluding HTM securities) 4 Hotel loan balances are included in the C&I and Construction segments 5 Commercial excludes Leasing $193 ($ millions) $ % $ % $ % C&I4 $52.4 2.00% $55.9 2.17% $56.5 2.14% Owner Occupied R/E $6.3 0.34% $10.6 0.56% $9.7 0.50% CRE Investor $31.9 0.90% $36.8 0.95% $46.8 1.16% Construction4 $9.2 0.97% $11.0 1.04% $9.2 1.05% Resi Mortgage $5.0 0.61% $5.4 0.62% $5.1 0.56% Leases $10.4 1.76% $15.5 2.44% $16.2 2.51% HELOC & HEIL $8.4 1.31% $8.6 1.25% $9.2 1.29% Consumer Partnerships $45.5 4.19% $46.0 3.77% $42.8 3.44% Other $2.8 1.74% $2.8 1.86% $2.8 1.88% TOTAL $171.9 1.39% $192.6 1.48% $198.3 1.51% June 30, 2023 March 31, 2024 June 30, 2024

12 Investment Portfolio High-quality investment portfolio providing consistent cash flows and borrowing capacity 1 Investment portfolio value includes market value AFS and book value of HTM 2 Weighted average duration and yield of the MBS portfolio 3 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information 4 Effective AOCI ($742.3mm) includes AFS, HTM, and HTM unrecognized MTM • Targeting 18% - 20% of total assets over time • Forecast cash flows of $1b+ over the next 24 months • Cash flows redeployed in higher yielding loans • Anticipated cash flows could fund ~3.5% annualized loan growth • AOCI grew $6mm or 0.9% quarter-over-quarter Investments Investment Portfolio1 $4.69b % of Total Assets 23% Portfolio Duration2 5.7yrs Portfolio Yield2 2.38% Agency MBS/Notes % >95% AOCI ($642.9mm) Effective AOCI3,4 ($742.3mm) AFS Agency MBS Agency CMOs GNMA MBS/CMOs Agency Debent. HTM Agency MBS Munis $3.65b $1.04b $656 $781 $594 $637 $643 $0 $200 $400 $600 $800 $1,000 2Q23 3Q23 4Q23 1Q24 2Q24 M ill io ns AOCI Trend

13 $25.20 $36.05 $15 $20 $25 $30 $35 $40 2Q19 4Q19 2Q20 4Q20 2Q21 4Q21 2Q22 4Q22 2Q23 4Q23 2Q24 Corp. TBV and AOCI’s Impact per Share TBV/share TBV/share ex-AOCI Capital All capital ratios remain above “well-capitalized” while deploying our disciplined buyback framework 9.12% 8.84% 10.46% 7.56% 3.95% 1.60% 3.86% 1.63% 13.07% 10.44% 14.32% 9.19% 0% 4% 8% 12% 16% Bank CET1 Bank Leverage Bank TRBC Corp. TCE Effective AOCI Well-capitalized Reported 2Q24 Capital Ratios with Effective AOCI1 Impact 1 Effective AOCI ($742.3mm) includes AFS, HTM, and HTM unrecognized MTM; reported AOCI of ($642.9mm) 2 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Appendix for reconciliation to GAAP financial information 2

2024 Core Outlook - Update

WSFS Financial Corporation

Focused on delivering sustainable top-quintile financial results and franchise growth

	Original FY Outlook[1]	Updated FY Outlook[1]	Commentary
Loan Growth	Mid-single digit	Mid-single digit	*Increased market share*
Deposit Growth	Low-single digit	Flat	*Driven by broad-based growth partially offset by Trust deposits; 4Q exit deposit beta of <55%*
Net Interest Margin	Range of 3.80% - 3.90%	Range of 3.80% - 3.90%	*4Q exit range of 3.85% - 3.90%*
Fee Revenue Growth	Double-digit	Double-digit	*Driven by Cash Connect® and Wealth & Trust*
Net Charge-offs	0.50% - 0.60%	0.50% - 0.60%	~30 bps when excluding Upstart and NewLane
Efficiency Ratio	+/- 60%	+/- 60%	Continued franchise investment
ROA[2]	+/- 1.20%	+/- 1.25%	Reflects strong 1H results and 2H expectations

Assumes continued flat interest rate environment and FY GDP of ~1% in 2024;
+/- 25bps would have a +/- 3bps annualized ROA impact

[1] The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates with a reasonable degree of accuracy
[2] 25% effective tax rate assumed; unchanged from original outlook

14

15 Non-GAAP Financial Information Appendix:

16 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted Net Income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the realized gain on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, and corporate development and restructuring expense; • Core fee revenue, also called core noninterest income, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of realized gain on equity investments, net, and Visa derivative valuation adjustment; • Core fee revenue ratio (%) is a non-GAAP measure that divides (i) Core Fee Revenue by (ii) Core Net Revenue (tax-equivalent); • Core net interest income is a non-GAAP measure that adjusts net interest income to exclude the impact of certain dividends; • Core Earnings Per Share (EPS) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core Net Revenue is a non-GAAP measure that adds (i) core net interest income and (ii) Core Fee Revenue; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude FDIC special assessment, and corporate development and restructuring expenses; • Core Efficiency Ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core interest income and Core Fee Revenue; • Core Return on Average Assets (ROA) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Tangible Common Equity (TCE) is a non-GAAP measure and is defined as total stockholders’ equity of WSFS less goodwill and other intangible assets; • TCE Ratio is a non-GAAP measure that divides (i) TCE by (ii) tangible assets; • Tangible assets is a non-GAAP measure and is defined as total assets less goodwill and other intangible assets; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity; • Core ROTCE is a non-GAAP measure that is defined as adjusted net income (non-GAAP) attributable to WSFS divided by tangible common equity; • Net tangible income is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the amortization of intangible assets; • Core net tangible income is a non-GAAP measure that adjusts adjusted net income (non-GAAP) attributable to WSFS to exclude the impact of the amortization of intangible assets; • Tangible common book value per share (TBV) is a non-GAAP financial measure that divides (i) TCE by (ii) shares outstanding; • TBV excluding AOCI is a non-GAAP financial measure that adjusts TBV to exclude AOCI; • Pre-provision Net Revenue (PPNR) is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impacts of (i) income tax provision and (ii) provision for credit losses; • Core PPNR is a non-GAAP measure that adjusts PPNR to exclude the impact of realized gain on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, and corporate development and restructuring expenses; • PPNR % is a non-GAAP measure that divides (i) PPNR (annualized) by (ii) average assets for the applicable period; • Core PPNR % is a non-GAAP measure that divides (i) core PPNR (annualized) by (ii) average assets for the applicable period; and • Core Return on Average Equity (ROE) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average stockholders’ equity for the applicable period. • Effective AOCI is a non-GAAP measure that adds (i) unrealized losses on AFS securities, (ii) unrealized holding losses on securities transferred from AFS to HTM, and (iii) unrecognized fair value losses on HTM securities; • Adjusted risk weighted assets is a non-GAAP measure that adjusts the Bank’s risk weighted assets determined in accordance with GAAP to exclude our AFS and HTM securities; • Adjusted average assets is a non-GAAP measure that adjusts the Bank’s average assets determined in accordance with GAAP to exclude our AFS and HTM securities; • Adjusted tangible assets is a non-GAAP measure that adjusts risk weighted assets determined in accordance with GAAP to exclude our AFS and HTM securities ; • Adjusted TCE is a non-GAAP measure that adjusts TCE to exclude unrecognized fair value losses on HTM securities; • Adjusted TCE ratio is a non-GAAP measure (i) adjusted TCE by (ii) adjusted tangible assets; • Adjusted total risk-based capital is a non-GAAP measure that adjusts total risk-based capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted total risk-based capital ratio is a non-GAAP measure that divides (i) adjusted total risk-based capital by (ii) adjusted risk weighted assets; • Adjusted common equity Tier 1 capital is a non-GAAP measure that adjusts common equity Tier 1 capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted common equity Tier 1 capital ratio is a non-GAAP measure that divides (i) adjusted common equity Tier 1 capital by (ii) adjusted risk weighted assets; • Adjusted Tier 1 capital is a non-GAAP measure that adjusts Tier 1 capital determined in accordance with GAAP to exclude effective AOCI; • Adjusted Tier 1 leverage ratio is a non-GAAP measure that divides (i) adjusted Tier 1 capital by (ii) adjusted average assets; • Coverage ratio including the remaining credit marks is a non-GAAP measure that adjusts the coverage ratio to include the impact of the remaining credit marks on the acquired loan portfolios.

Appendix: Non-GAAP Financial Information

(dollars in thousands)	Three Months Ended June 30, 2024	March 31, 2024	June 30, 2023
Net interest income (GAAP)	$ 174,449	$ 175,278	$ 181,842
Core net interest income (non-GAAP)	$ 174,449	$ 175,278	$ 181,842
Noninterest income (GAAP)	$ 91,598	$ 75,857	$ 66,871
Less: Realized gain on sale of equity investment, net	2,130	—	—
Less/(plus): Visa derivative valuation adjustment	3,434	(605)	(552)
Core fee revenue (non-GAAP)	$ 86,034	$ 76,462	$ 67,423
Core net revenue (non-GAAP)	$ 260,483	$ 251,740	$ 249,265
Core net revenue (non-GAAP) (tax-equivalent)	$ 260,900	$ 252,084	$ 249,633
Noninterest expense (GAAP)	$ 155,768	$ 149,072	$ 141,253
(Plus)/less: FDIC special assessment	(383)	1,263	—
Less: Corporate development expense	158	208	2,796
Plus: Restructuring expense	—	—	(26)
Core noninterest expense (non-GAAP)	$ 155,993	$ 147,601	$ 138,483
Core efficiency ratio (non-GAAP)	59.8 %	58.6 %	55.5 %
Core fee revenue ratio (non-GAAP)(tax-equivalent)	33.0 %	30.3 %	27.0 %

(dollars in thousands, except per share data)	Three Months Ended June 30, 2024	March 31, 2024	June 30, 2023
Calculation of tangible common equity ratio:			
Total Assets (GAAP)	$ 20,744,530	$ 20,579,248	$ 20,385,691
Less: Goodwill and other intangible assets	996,181	1,000,344	1,004,278
Total tangible assets (non-GAAP)	$ 19,748,349	$ 19,578,904	$ 19,381,413
Total stockholders' equity of WSFS (GAAP)	$ 2,489,580	$ 2,473,481	$ 2,314,659
Less: Goodwill and other intangible assets	996,181	1,000,344	1,004,278
Total tangible common equity (non-GAAP)	$ 1,493,399	$ 1,473,137	$ 1,310,381
Equity to asset ratio (GAAP)	12.00 %	12.02 %	11.35 %
Tangible common equity to tangible assets ratio (non-GAAP)	7.56 %	7.52 %	6.76 %

(dollars in thousands)	Three Months Ended June 30, 2024
Calculation of effective AOCI:	
Unrealized losses on AFS securities	$ 549,039
Unrealized losses on securities transferred from AFS to HTM	84,046
Unrecognized fair value on HTM securities	109,186
Effective AOCI (non-GAAP)	$ 742,271
Calculation of coverage ratio including the estimated remaining credit marks:	
Coverage ratio	1.51 %
Plus: Estimated remaining credit marks on the acquired loan portfolios	0.16
Coverage ratio including the estimated remaining credit marks (non-GAAP)	1.67 %

17

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands, except per share data)	Three Months Ended June 30, 2024	March 31, 2024	June 30, 2023
GAAP net income attributable to WSFS	$ 69,273	$ 65,761	$ 68,678
Plus/(less): Pre-tax adjustments[1]	(5,789)	2,076	3,322
(Plus)/less: Tax impact of pre-tax adjustments	1,273	(507)	(798)
Adjusted net income (non-GAAP) attributable to WSFS	$ 64,757	$ 67,330	$ 71,202
Net income (GAAP)	$ 69,208	$ 65,723	$ 68,595
Plus: Income tax provision	21,257	21,202	23,035
Plus: Provision for credit losses	19,814	15,138	15,830
PPNR (Non-GAAP)	110,279	102,063	107,460
Plus/(less): Pre-tax adjustments[1]	(5,789)	2,076	3,322
Core PPNR (Non-GAAP)	$ 104,490	$ 104,139	$ 110,782
Average Assets	$ 20,786,328	$ 20,695,414	$ 20,221,584
PPNR % (Non-GAAP)	2.13 %	1.98 %	2.13 %
Core PPNR % (Non-GAAP)	2.02 %	2.02 %	2.20 %
GAAP return on average assets (ROA)	1.34 %	1.28 %	1.36 %
Plus/(less): Pre-tax adjustments[1]	(0.11)	0.04	0.07
(Plus)/less: Tax impact of pre-tax adjustments	0.02	(0.01)	(0.02)
Core ROA (non-GAAP)	1.25 %	1.31 %	1.41 %
Earnings per share (diluted)(GAAP)	$ 1.16	$ 1.09	$ 1.12
Plus/(less): Pre-tax adjustments[1]	(0.10)	0.03	0.05
(Plus)/less: Tax impact of pre-tax adjustments	0.02	(0.01)	(0.01)
Core earnings per share (non-GAAP)	$ 1.08	$ 1.11	$ 1.16

[1] Pre-tax adjustments include realized gain on equity investments, net, Visa derivative valuation adjustment, FDIC special assessment, and corporate development and restructuring expense

18

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands)	June 30, 2024	March 31, 2024	June 30, 2023
	Three Months Ended		
Calculation of return on average tangible common equity:			
GAAP net income attributable to WSFS	$ **69,273**	$ 65,761	$ 68,678
Plus: Tax effected amortization of intangible assets	**3,007**	2,973	2,884
Net tangible income (non-GAAP)	$ **72,280**	$ 68,734	$ 71,562
Average stockholders' equity of WSFS	$ **2,446,371**	$ 2,476,453	$ 2,332,147
Less: Average goodwill and intangible assets	**998,939**	1,003,167	1,006,972
Net average tangible common equity	$ **1,447,432**	$ 1,473,286	$ 1,325,175
Return on average equity (GAAP)	**11.39 %**	10.68 %	11.81 %
Return on average tangible common equity (non-GAAP)	**20.08 %**	18.76 %	21.66 %

	June 30, 2024	March 31, 2024	June 30, 2023
	Three Months Ended		
Calculation of core return on average tangible common equity:			
Adjusted net income (non-GAAP) attributable to WSFS	$ **64,757**	$ 67,330	$ 71,202
Plus: Tax effected amortization of intangible assets	**3,007**	2,973	2,884
Core net tangible income (non-GAAP)	$ **67,764**	$ 70,303	$ 74,086
Net average tangible common equity	$ **1,447,432**	$ 1,473,286	$ 1,325,175
Core return on average equity (non-GAAP)	**10.65 %**	10.93 %	12.25 %
Core return on average tangible common equity (non-GAAP)	**18.83 %**	19.19 %	22.42 %

(dollars in thousands)	June 30, 2024	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
			Three Months Ended		
Calculation of core fee revenue:					
Noninterest income (GAAP)	$ **91,598**	$ 75,857	$ 87,205	$ 72,668	$ 66,871
Less/(plus): Unrealized gains on equity investment	**—**	—	338	(5)	—
Less: Realized gain on sale of equity investment	**2,130**	—	9,493	—	—
Less/(plus): Visa B Valuation Adjustment	**3,434**	(605)	(605)	(750)	(552)
Core fee revenue (non-GAAP)	$ **86,034**	$ 76,462	$ 77,979	$ 73,423	$ 67,423

19

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands, except per share data)	June 30, 2024	December 31, 2023	June 30, 2023	December 31, 2022	June 30, 2022	December 31, 2021
Calculation of tangible common book value per share and tangible common book value per share ex-AOCI:						
Total stockholders' equity of WSFS (GAAP)	**$ 2,489,580**	$ 2,477,636	$ 2,314,659	$ 2,205,113	$ 2,315,360	$ 1,939,099
Less: Goodwill and other intangible assets	**996,181**	1,004,560	1,004,278	1,012,232	1,019,857	547,231
Total tangible common equity (non-GAAP)	**1,493,399**	1,473,076	1,310,381	1,192,881	1,295,503	1,391,868
Less: AOCI	**(642,878)**	(593,991)	(656,059)	(675,844)	(518,878)	(37,768)
Tangible common equity ex-AOCI (non-GAAP)	**$ 2,136,277**	$ 2,067,067	$ 1,966,440	$ 1,868,725	$ 1,814,381	$ 1,429,636
Shares outstanding (000s)	**59,261**	60,538	61,093	61,612	63,587	47,609
Tangible common book value per share (non-GAAP)	**$ 25.20**	$ 24.33	$ 21.45	$ 19.36	$ 20.37	$ 29.24
Tangible common book value per share ex-AOCI (non-GAAP)	**$ 36.05**	$ 34.14	$ 32.19	$ 30.33	$ 28.53	$ 30.03

(dollars in thousands, except per share data)	June 30, 2021	December 31, 2020	June 30, 2020	December 31, 2019	June 30, 2019
Calculation of tangible common book value per share and tangible common book value per share ex-AOCI:					
Total stockholders' equity of WSFS (GAAP)	$ 1,884,054	$ 1,791,726	$ 1,823,669	$ 1,850,306	$ 1,836,611
Less: Goodwill and other intangible assets	551,951	557,386	562,515	568,745	575,696
Total tangible common equity (non-GAAP)	1,332,103	1,234,340	1,261,154	1,281,561	1,260,915
Less: AOCI	10,238	56,007	72,780	23,501	22,688
Tangible common equity ex-AOCI (non-GAAP)	$ 1,321,865	$ 1,178,333	$ 1,188,374	$ 1,258,060	$ 1,238,227
Shares outstanding (000s)	47,535	47,756	50,660	51,567	53,232
Tangible common book value per share (non-GAAP)	$ 28.02	$ 25.85	$ 24.89	$ 24.85	$ 23.69
Tangible common book value per share ex-AOCI (non-GAAP)	$ 27.81	$ 24.67	$ 23.46	$ 24.40	$ 23.26

20